SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2010

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Office )	(Zip code)

Registrant’s telephone number, including area code: (205) 877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Item 5.07                           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Annual Meeting of Shareholders of ProAssurance Corporation, held on May 19, 2010, our shareholders voted on proposals to:

(a)
re-elect Victor T. Adamo, William J. Listwan and W. Stancil Starnes to our Board of Directors, each to serve a three year term ending at the Annual Meeting of Shareholders in 2013 and until their successors are elected and qualified; and

(b)	ratify the selection of Ernst & Young, LLP as our independent auditing firm for the fiscal year-ending December 31, 2010

A news release reporting the reelection of our Directors by a majority vote and the ratification of the independent auditors was issued on May 19, 2010. We have included a copy of this release in this Current Report on Form 8K as exhibit 99.1.

The following tables disclose the final number of votes cast for, withheld or not voted for each nominee or prospsal.

Election of Directors

Name	For	Withheld	Not Voted
Victor T. Adamo	19,235,435	7,010,119	6,283,402
William J. Listwan	19,243,442	7,002,112	6,283,402
W. Stancil Starnes	19,290,448	6,955,106	6,283,402

Ratification of Independent Auditing Firm

For	Against	Abstain
27,086,793	258,329	1,281

Item 7.01                           REGULATION FD DISCLOSURE

Our Board of Directors held its regularly scheduled meeting following the Annual Meeting of Shareholders on May 19, 2010. At that meeting our Board approved the filing of an automatic shelf registration statement for an unspecified amount of debt and equity securities. We intend to file the registration statement in the near future, but do not have any immediate plans to sell any securities covered the registration statement.

The Board’s decision was reported in the news release we issued on May 19, 2010. We have included a copy of this release in this Current Report on Form 8K as exhibit 99.1.

The information we are furnishing under Item 7.01 of this Current Report on Form 8K, including Exhibit 99.1, is not deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) as amended, or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                           FINANCIAL STATEMENTS AND EXHIBITS

99.1	Our news release, dated May 19, 2010, announcing the results of voting at the 2010 Annual Meeting of Shareholders

We are furnishing Exhibit 99.1 to this Current Report on Form 8-K in accordance with Item 5.07 and Item 7.01, Regulation FD Disclosures. This exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2010

PROASSURANCE CORPORATION
by:  /s/ Frank B. O’Neil
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Frank B. O’Neil
Senior Vice-President